[LOGO] FIRST AMERICAN FUNDS(TM)




                                                JANUARY 31, 2003



                                                PROSPECTUS
                                                FIRST AMERICAN FUNDS, INC.


                                                ASSET CLASS - MONEY MARKET FUNDS



                                MONEY MARKET FUND
                                   CLASS A SHARES
                                                PRIME OBLIGATIONS FUND






AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARY
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  Prime Obligations Fund                                                       2
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POLICIES & SERVICES
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  Buying Shares                                                                4
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  Selling Shares                                                               6
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  Managing Your Investment                                                     8
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ADDITIONAL INFORMATION
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  Management                                                                   9
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  More About The Fund                                                         10
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  Financial Highlights                                                        11
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FOR MORE INFORMATION                                                  Back Cover
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

FUND SUMMARY
INTRODUCTION

This section of the prospectus describes the objective of the First American Prime Obligations Fund, summarizes the main investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                 1 Prospectus - First American Money Market Fund
                                                Class A Shares

FUND SUMMARY
PRIME OBLIGATIONS FUND

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OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

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MAIN INVESTMENT STRATEGIES

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

o securities issued by the U.S. government or one of its agencies or instrumentalities.

o U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

o  commercial paper.

o  non-convertible corporate debt securities.

o  loan participation interests.

o  repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

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MAIN RISKS

The main risks of investing in this fund include:

o Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.

o The level of income you receive from the fund will be affected by movements in short-term interest rates.

o Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.

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FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table illustrates the fund's average annual total returns over different time periods. Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

                                 2 Prospectus - First American Money Market Fund
                                                Class A Shares

FUND SUMMARY
PRIME OBLIGATIONS FUND CONTINUED

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FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

4.97%   5.12%   5.04%   4.57%   5.79%   3.55%   1.19%
-----------------------------------------------------
1996    1997    1998    1999    2000    2001    2002

Best Quarter:
Quarter ending   December 31, 2000   1.49%
Worst Quarter:
Quarter ending   December 31, 2002   0.24%

AVERAGE ANNUAL TOTAL RETURNS    Inception                                     Since
AS OF 12/31/02                       Date      One Year    Five Years     Inception
Prime Obligations Fund            1/21/95         1.19%         4.01%         4.46%

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FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)
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 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(1)                                          $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from fund assets) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
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 Management Fees                                                    0.35%
 Distribution and Service (12b-1) Fees                              0.25%
 Other Expenses                                                     0.24%
 Total Annual Fund Operating Expenses                               0.84%
 Contractual Waiver of Fund Expenses(3)                            (0.03)%
 NET EXPENSES                                                       0.81%

(1)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(2)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year.

(3)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.81%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003 at the discretion of the service providers.

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EXAMPLE  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
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   1 year                                                                 $   83
   3 years                                                                $  259
   5 years                                                                $  450
  10 years                                                                $1,002

                                 3 Prospectus - First American Money Market Fund
                                                Class A Shares

POLICIES & SERVICES
BUYING SHARES

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MULTIPLE CLASS INFORMATION

Prime Obligations Fund offers seven different classes of shares. This prospectus offers Class A shares. Six additional classes of shares, Class B, Class C, Class D, Class I, Class S and Class Y shares, are made available through separate prospectuses. There are differences among the fees and expenses for each of the seven classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. To determine your eligibility to purchase other share classes, contact your investment professional or call COUNTRY Funds at
(800) 245-2100.

The following describes the features of each class:

o Class A shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 0.25%.

o  Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and annual distribution and service (12b-1) fees of 1.00%.

o Class C shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 1.00% (may be subject to a CDSC).

o Class D shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class D shares are sold without a sales charge, but with annual distribution and service (12b-1) fees of 0.15%.

o Class I shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class I shares are sold without a sales charge or distribution fee.

o Class S shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency, or custodial capacity. Class S shares are sold without a sales charge or distribution fee, but with an annual shareholder servicing fee of 0.25%.

o Class Y shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency, or custodial capacity. Class Y shares are sold without a sales charge or distribution fee.

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12b-1 FEES

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay its distributor an annual shareholder servicing fee of 0.25% of average daily net assets. Because this fee is paid out of the fund's assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund's distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

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CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open. As discussed below, your order must be received by the fund by 3:00 p.m. Central time in order for shares to be priced at that day's NAV.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The securities held by the fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument. The fund's net asset value is normally expected to be $1 per share.

Your purchase price for fund shares is their net asset value. You pay no front-end or back-end sales charge.

                                 4 Prospectus - First American Money Market Fund
                                                Class A Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

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HOW TO BUY SHARES

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the fund's advisor, COUNTRY Capital Management Company and their affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day when the New York Stock Exchange (NYSE) is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be priced at the net asset value determined on the day your purchase order is processed. To make sure that your order is accepted, follow the directions for purchasing shares given below.

The fund will accept purchase orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the fund's portfolio instruments are open and the fund's management believes there is an adequate market to meet purchase requests. The fund will not accept exchanges from other funds unless the NYSE is open.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund's distributor. In order for shares to be purchased at that day's price, your investment professional or financial institution must transmit orders to the fund by 3:00 p.m. Central time. Your investment professional or financial institution will specify the time by which they must receive your purchase order to assure same day processing.

Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling COUNTRY Funds at
(800) 245-2100 before 3:00 p.m. Central Time. All information will be taken over the telephone, and your order will be placed when the fund receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013

For Credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137

For Further Credit to:  (Investor Name, Investor Account Number,
                         and Fund Name)

BY MAIL. To purchase shares by mail, simply complete and sign an application, enclose a check made payable to the Prime Obligations Fund, and mail both to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to the Prime Obligations Fund.

o third-party checks, credit cards, credit card checks, and cash may not be accepted.

o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

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INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis by having $100 or more ($25 for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts) automatically withdrawn from your bank account on a periodic basis and invested in fund shares. You may apply for participation in this program through your investment professional or financial institution or by calling COUNTRY Funds at
(800) 245-2100.

                                 5 Prospectus - First American Money Market Fund
                                                Class A Shares

POLICIES & SERVICES
SELLING SHARES

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HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange (NYSE) is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be sold at the net asset value determined on the day your redemption is processed, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The fund will accept redemption orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the fund's portfolio instruments are open and the fund's management believes there is adequate liquidity to meet redemption requests. The fund will not accept exchanges from other funds unless the NYSE is open.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. Your investment professional or financial institution must transmit redemption requests to the fund by 3:00 p.m. Central time in order for redemptions to be processed on that day. Your investment professional or financial institution will specify the time by which they must receive your redemption request to assure same day processing. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling COUNTRY Funds at (800) 245-2100 before 3:00 p.m. Central Time. Calls received after this time will be processed the following business day. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The fund reserves the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

BY CHECKING ACCOUNT. You may sign up for check writing privileges when you complete a new account form, or by calling your investment professional, financial institution, or the funds. With a fund checking account, you may redeem shares simply by writing a check for $100 or more. Call COUNTRY Funds at
(800) 245-2100 for more information.

Please note that you may not use a check to close your account.

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SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

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ACCOUNTS WITH LOW BALANCES

   If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

   o deduct a $50 annual account maintenance fee, or

   o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

   Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

                                 6 Prospectus - First American Money Market Fund
                                                Class A Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

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HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from Prime Obligations Fund to a COUNTRY Fund or any of the following First American funds: Equity Income Fund, International Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, or High Income Bond Fund (individually, a "selected First American Fund," collectively, the "selected First American Funds"). There is no fee to exchange shares. Exchanges may be made only on days when the New York Stock Exchange is open.

You may exchange your shares only for shares of the same class of the other selected First American Fund or COUNTRY Fund. Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your shares for another selected First American Fund or COUNTRY Fund of the same class, you will have to pay the sales charge imposed by the fund, unless your money market fund shares were originally issued in exchange for shares of a selected First American Fund that had a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registration, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call COUNTRY Funds at (800) 245-2100. Your instructions must be received before 3:00 p.m. Central Time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

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TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your application to restrict this privilege. If you wish to reinstate this option on an existing account, please call COUNTRY Funds at (800) 245-2100 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

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SYSTEMATIC EXCHANGE PROGRAM

You may make automatic monthly exchanges of your Prime Obligations Class A shares for Class A shares of another selected First American Fund or COUNTRY Fund. Investing a fixed dollar amount at regular intervals, sometimes referred to as "dollar cost averaging," may have the effect of reducing the average cost per share of the fund acquired.

To set up a systematic exchange program, you initially purchase an amount of shares equal to the total amount that you wish to invest in the other selected First American Fund or COUNTRY Fund. On a monthly basis, the dollar amount of the shares will then be exchanged for shares of the other selected First American Fund or COUNTRY Fund within the same class. Exchanges of shares will be subject to the applicable sales charge imposed by the selected First American Fund or COUNTRY Fund into which you are exchanging. You may wish to execute a letter of intent in connection with a systematic exchange program. (A letter of intent indicates a non-binding intent to purchase $50,000 or more of selected First American Fund or COUNTRY Fund Class A shares over a 13-month period, which lowers your sales charge. See the prospectus of the selected First American Fund or COUNTRY Fund into which you plan to exchange for more information.)

You may set up a systematic exchange program through your investment professional or financial institution, or by calling
COUNTRY Funds at (800) 245-2100.

                                 7 Prospectus - First American Money Market Fund
                                                Class A Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

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STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call COUNTRY Funds at (800) 245-2100.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each non-systematic purchase or sale of fund shares. Generally, a fund does not send statements for funds held in a brokerage account.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared daily and paid monthly. You will receive dividends starting on the day on which you paid for your shares. You will not receive a dividend for the day on which proceeds are distributed from a requested sale of shares.

Dividends will be reinvested in additional shares of the same fund, unless you request that distributions be reinvested in another selected First American Fund or COUNTRY Fund, or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

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TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Dividends you receive from the fund are generally taxable as ordinary income for federal income tax purposes, whether you reinvest them or take them in cash. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes. You should consult your tax advisor for more information.

                                 8 Prospectus - First American Money Market Fund
                                                Class A Shares

ADDITIONAL INFORMATION
MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the fund's investment advisor.
U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund's business and investment activities, subject to the authority of the fund's board of directors.

The fund pays the investment advisor a monthly fee for providing investment advisory services. For the fund's most recently completed fiscal year, it paid the investment advisor a monthly fee equal to 0.32% of average daily net assets.

DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

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ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund's investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate,
U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and receives distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the fund, the fund's investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the fund's distributor.

PORTFOLIO MANAGEMENT

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

                                 9 Prospectus - First American Money Market Fund
                                                Class A Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUND

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The fund's main investment strategies are discussed in the "FUND SUMMARY" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objectives. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call COUNTRY Funds (800) 245-2100.

In addition to the securities specified in the "FUND SUMMARY" section, the fund may invest in other money market funds that invest in the same types of securities as the Prime Obligations Fund, including money market funds advised by the fund's investment advisor.

--------------------------------------------------------------------------------
INVESTMENT APPROACH

The fund complies with Securities and Exchange Commission regulations that apply to money market funds. These regulations require that the fund's investments mature within 397 days from the date of purchase, and that the average maturity of the fund's investments (on a dollar-weighted basis) be 90 days or less. The fund may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates. All of the fund's investments must be in U.S. dollar-denominated high quality securities which have been determined by the fund's advisor to present minimal credit risks.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities. The portfolio managers look for value while adhering to the credit and other restrictions on money market funds.

--------------------------------------------------------------------------------
INVESTMENT RISKS

The main risks of investing in the fund are summarized in the "Fund Summary" section.

                                10 Prospectus - First American Money Market Fund
                                                Class A Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class A Shares of the Prime Obligations Fund. This information is intended to help you understand the fund's financial performance for the past five years. Total returns in the table represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The information for the fiscal year ended September 30, 1998, has been audited by other auditors.

PRIME OBLIGATIONS FUND

                                                                               Fiscal year ended September 30
                                                                2002          2001          2000          1999          1998
                                                             ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                             ----------    ----------    ----------    ----------    ----------
Net Investment Income                                              0.01          0.05          0.05          0.04          0.05
Dividends (from net investment income)                            (0.01)        (0.05)        (0.05)        (0.04)        (0.05)
                                                             ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                             ==========    ==========    ==========    ==========    ==========
Total Return                                                       1.43%         4.61%         5.52%         4.51%         5.15%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                              $5,728,745    $5,784,153    $4,614,094    $4,170,881    $3,699,197
Ratio of Expenses to Average Net Assets                            0.81%         0.83%         0.82%         0.80%         0.70%
Ratio of Net Investment Income to Average Net Assets               1.42%         4.46%         5.40%         4.42%         5.00%
Ratio of Expenses to Average Net Assets (excluding waivers)        0.84%         0.85%         0.86%         0.87%         0.79%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                               1.39%         4.44%         5.36%         4.35%         4.91%

                                11 Prospectus - First American Money Market Fund
                                                Class A Shares

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









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


--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

PROMMR   1/03

SEC FILE NUMBER: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)